UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 6, 2025

Date of Report (Date of earliest event reported)

FutureTech II Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41289	87-2551539
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

128 Gail Drive New Rochelle, NY	10805
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 316-4805

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FTII
Rights	FTIIW
Units	FTIIU

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Agreement

Amended and Restated Merger Agreement

As previously disclosed, on September 16, 2024, FutureTech II Acquisition Corp., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Original Merger Agreement”), by and among the Company, Longevity Biomedical, Inc., a Delaware corporation (“Longevity”), LBI Merger Sub, Inc., a Delaware corporation and direct, wholly-owned subsidiary of the Company (“Merger Sub”), and Bradford A. Zakes, solely in the capacity as seller representative.

On August 6, 2025, the Company, entered into an Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Longevity Biomedical Holdings Corp., a Delaware corporation (“PubCo”), LBH Merger Sub, Inc., a Delaware corporation and direct, wholly-owned subsidiary of the Company (“Merger Sub”), Longevity and Andrew Leo, solely in the capacity as seller representative. Capitalized terms herein, unless otherwise defined, shall have the meanings ascribed to them in the Merger Agreement.

The Merger Agreement provides that the parties thereto will enter into a business combination transaction (the “Business Combination” and together with the other transactions contemplated by the Merger Agreement, the “Transactions”), pursuant to which, among other things, (i) Longevity will consummate Target Acquisitions (as defined below) upon the terms and subject to conditions set forth therein and pursuant to the Target Acquisition Agreements (as defined therein), and (ii) immediately following the consummation of the Target Acquisitions, the Company will merge with and into PubCo (the “Reorganization Merger”) with PubCo as the surviving company of the Reorganization Merger, and (iii) immediately following the consummation of the Reorganization Merger, Longevity will merge with and into Merger Sub (the “Acquisition Merger”) with Longevity as the surviving company of the Acquisition Merger. Following the Acquisition Merger, Longevity will be a wholly-owned subsidiary of PubCo. At the closing of the Transactions (the “Closing”), PubCo’s common stock, par value $0.0001 per share (the “PubCo Common Stock”), is expected to list on the Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbol “LBIO.” The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date.”

The Merger Agreement and the Transactions were unanimously approved by the boards of directors of each of the Company and Longevity. The Business Combination is expected to close in the fourth quarter of 2025 after the required approval by the stockholders of the Company and Longevity and the satisfaction or waiver of certain conditions as further described below under “Closing Conditions”.

Consideration

Subject to the terms and conditions set forth in the Merger Agreement, the aggregate consideration (“Merger Consideration”) to be paid at the Closing by PubCo to the holders of Longevity common stock, par value $0.0001 per share (“Longevity Common Stock”), will consist of a number of shares of common stock of the Company (“PubCo Common Stock”) equal to (i) (A) $100,000,000 minus (B) the value of each outstanding vested option to purchase Longevity Common Stock that is converted into a PubCo option, in accordance with the Merger Agreement, divided by (ii) $10.00.

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Effect of the Merger

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Reorganization Merger (the “Reorganization Merger Effective Time”), by virtue of the Reorganization Merger:

(a) each share of the Company’s Common Stock issued and outstanding immediately prior to the Reorganization Merger Effective Time shall be converted automatically into one Purchaser Common Stock. At the Reincorporation Effective Time, all shares of the Company’s Common Stock will cease to be outstanding and shall automatically be canceled and retired and shall cease to exist, and

(b) (i) each unit of issued and outstanding Private Warrant of the Company shall convert automatically into a warrant to purchase one Purchaser Class A Common Stock at a price of $11.50 per whole share of Purchaser Class A Common Stock (the “Purchaser Private Warrant”), (ii) each issued and outstanding unit of the Company’s Public Warrant shall convert automatically into a warrant to purchase one Purchaser Class A Common Stock at a price of $11.50 per whole share of Purchaser Class A Common Stock (the “Purchaser Public Warrant”), (iii) each issued and outstanding unit of the Company’s Private Unit shall separate and convert automatically into one (1) Purchaser Class A Common Stock and one (1) Purchaser Private Warrant, (iv) and each issued and outstanding unit of the Company’s Public Unit shall separate and convert automatically into one (1) Purchaser Class A Common Stock and one (1) Purchaser Public Warrant. At the Reincorporation Effective Time, all Private Warrants of the Company, Public Warrants of the Company, Private Units of the Company and Public Units of the Company shall cease to be outstanding and shall automatically be canceled and retired and shall cease to exist.

2. at the effective time of the Acquisition Merger (the “Acquisition Merger Effective Time”), by virtue of the Acquisition Merger:

(a) Each issued share of Longevity Common Stock outstanding immediately prior to the Merger Effective Time (other than shares to be canceled in accordance with the Merger Agreement ) will be automatically cancelled and converted into the right to receive a number of shares of Purchaser Common Stock equal to: (i) the Merger Consideration divided by (ii) the number of outstanding shares of Longevity Common Stock, and

(b) each share of the Purchaser Common Stock issued and outstanding immediately prior to the Acquisition Merger Effective Time with respect to which a Company stockholder has validly exercised its redemption rights (collectively, the “Redemption Shares”) will not be converted into and become a share of Purchaser Common Stock, and instead will at the Acquisition Merger Effective Time be converted into the right to receive from the Purchaser, in cash, an amount per share calculated in accordance with such stockholder’s redemption rights. As of the Merger Effective Time, all such Redemption Shares shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a Redemption Share (or related certificate or book-entry shares) shall cease to have any rights with respect thereto, except the right to receive the cash payments from Purchaser referred to in the immediately preceding sentence.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties thereto with respect to, among other things, (i) entity organization and standing, (ii) authorization to enter into the Merger Agreement, (iii) capitalization, (iv) consents and approvals, (v) financial statements, (vi) real property, (vii) litigation, (viii) material contracts, (ix) taxes, (x) intellectual property, (xi) absence of changes, (xii) environmental matters, (xiii) employee matters, (xiv) licenses and permits, (xv) compliance with laws, (xvi) governmental approvals, (xvii) benefit plans, (xviii) affiliate transactions, (xix) finders and brokers, and (xx) insurance. The representations and warranties of the parties contained in the Merger Agreement will terminate and be of no further force and effect as of the Closing.

Covenants

The Merger Agreement contains customary covenants of the parties with respect to the conduct of the Company, Longevity and Merger Sub during the period between the execution of the Merger Agreement and the Closing, including (i) the operation of business in the ordinary course of business prior to the consummation of the Transactions, (ii) the parties’ efforts to satisfy conditions to consummation of the Transactions, (iii) prohibitions on engaging in discussions regarding alternative transactions, (iv) the preparation and filing of a registration statement on Form S-4 (the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Company Common Stock to be issued pursuant to the Merger Agreement, which will also contain a prospectus and proxy statement for the purpose of soliciting proxies from Company’s stockholders to vote on certain matters (the “Company Stockholder Matters”), (v) the protection of, and access to, confidential information of the parties, and (vi) the parties’ efforts to obtain necessary approvals from Governmental Authorities (as defined in the Merger Agreement). The covenants of the parties set forth in the Merger Agreement will terminate at the Closing, except for those covenants and agreements that, by their terms, contemplate performance after the Closing. Each of the parties to the Merger Agreement has agreed to use its reasonable best efforts to take or cause to be taken all actions and things necessary or desirable to consummate the Business Combination.

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Closing Conditions

The consummation of the Transactions is subject to customary closing conditions for transactions involving special purpose acquisition companies, including, among others: (i) approval of the Company Stockholder Matters by the Company’s stockholders (the “Required Company Stockholder Approval”), (ii) the requisite approval of Longevity stockholders, (iii) no order, statute, rule or regulation enjoining or prohibiting the consummation of the Transactions being in force, (iv) the Registration Statement having become effective, (v) the shares of the Company Common Stock and the Company Public Warrants to be issued pursuant to the Merger Agreement having been approved for listing on NASDAQ, (vi) the Company having received a fairness opinion from the Financial Advisor (as defined in the Merger Agreement), and (vii) customary bring-down conditions.

Additionally, the obligations of the Company and Merger Sub to consummate the Transactions are also conditioned upon, among others, the closing of the acquisitions by Longevity of each of Cerevast Medical, Inc. and Aegeria Soft Tissue, LLC pursuant to each of the Cerevast Acquisition Agreement and the Aegeria Acquisition Agreement (as each is defined in the Merger Agreement and together, the “Target Acquisitions”), each in accordance with the respective terms thereof.

The obligation of the Company to consummate the Business Combination is also subject to the satisfaction or waiver of certain other closing conditions, including, among others, the absence of a Material Adverse Effect (as defined in the Merger Agreement) with respect to Longevity, Cerevast Medical, Inc., and Aegeria Soft Tissue, LLC since the date of the Merger Agreement that is continuing.

Termination

The Merger Agreement may be terminated as follows:

i.	by mutual written consent of the Company and Longevity;

ii.	by written notice by the Company or Longevity if any of the conditions to the Closing have not been satisfied or waived by the nine-month anniversary of the date of the Merger Agreement (the “Outside Date”) (provided, that if the Company seeks and obtains an Extension (as defined in the Merger Agreement), the Company shall have the right by providing written notice thereof to Longevity to extend the Outside Date for an additional period equal to the shortest of (i) three (3) additional months, (ii) the period ending on the last date for the Company to consummate its Business Combination pursuant to such Extension and (iii) such period as determined by the Company;

iii.	by written notice by either the Company or Longevity if a Governmental Authority of competent jurisdiction shall have issued an Order (as defined in the Merger Agreement) or taken any other action permanently restraining, enjoining or otherwise prohibiting the Transactions, and such Order or other action has become final and non-appealable;

iv.	by written notice by Longevity to the Company, if (i) there has been a material breach by the Company or Merger Sub of any of their respective representations, warranties, covenants or agreements contained in the Merger Agreement, or if any representation or warranty of the Company or Merger Sub shall have become untrue or inaccurate, in any case, which would result in a failure of a closing condition to be satisfied (treating the Closing Date for such purposes as the date of the Merger Agreement or, if later, the date of such breach), and (ii) the breach or inaccuracy is incapable of being cured or is not cured within the earlier of (A) twenty (20) days after written notice of such breach or inaccuracy is provided to the Company or (B) the Outside Date;

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v.	by written notice by the Company to Longevity, if (i) there has been a material breach by Longevity of any of its representations, warranties, covenants or agreements contained in the Merger Agreement, or if any representation or warranty of Longevity shall have become untrue or inaccurate, in any case, which would result in a failure of a closing condition to be satisfied (treating the Closing Date for such purposes as the date of the Merger Agreement or, if later, the date of such breach), and (ii) the breach or inaccuracy is incapable of being cured or is not cured within the earlier of (A) twenty (20) days after written notice of such breach or inaccuracy is provided to Longevity or (B) the Outside Date;

vi.	by written notice from the Company to Longevity if there has been a Material Adverse Effect (as defined in the Merger Agreement) on Longevity and the Targets (as defined in the Merger Agreement), taken as a whole, following the date of the Merger Agreement which is uncured for at least ten (10) Business Days (as defined in the Merger Agreement) after written notice of such Material Adverse Effect is provided by the Company to Longevity;

vii.	by written notice by either the Company or Longevity to the other, if the Purchaser Special Meeting (as defined in the Merger Agreement) is held (including any adjournment or postponement thereof) and has concluded, the Company’s shareholders have duly voted, and the Required Company Shareholder Approval was not obtained; and

viii.	by written notice by the Company to Longevity if either or both of the Cerevast Acquisition Agreement and the Aegeria Acquisition Agreement are terminated, provided that Longevity shall have the obligation to notify the Company immediately in writing upon the occurrence of such a termination.

The foregoing description of the Merger Agreement and the Transactions does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement and any related agreements. The Merger Agreement has been included as an exhibit to this Current Report on Form 8-K (this “Current Report”) to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Longevity or any other party to the Merger Agreement or any related agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of such agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, are subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

A copy of the Merger Agreement is filed with this Current Report as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto.

Related Agreements

The Merger Agreement contemplates the execution of various additional agreements and instruments, on or before the Closing Date, including, among others, the following:

Longevity Support Agreement

In connection with the execution of the Original Merger Agreement, the sole stockholder of Longevity (the “Voting Stockholder”) entered into a Voting and Support Agreement, dated September 16, 2024 (the “Longevity Support Agreement”) with the Company and Longevity pursuant to which the Voting Stockholder has agreed to, among other things, (i) vote in favor of the Merger Agreement and the transactions contemplated thereby and (ii) be bound by certain other covenants and agreements related to the Transactions. The Voting Stockholder holds sufficient shares of Longevity to cause the approval of the Transactions on behalf of Longevity. The Longevity Support Agreement remains in full force and effect.

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A copy of the Longevity Support Agreement is filed with this Current Report as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Longevity Support Agreement is qualified in its entirety by reference thereto.

Sponsor Support Agreement

In connection with the execution of the Original Merger Agreement, the Company, Longevity and FutureTech Partners II LLC (the “Sponsor”) have entered into a Voting and Support Agreement, dated September 16, 2024 (the “Sponsor Support Agreement”). The Sponsor Support Agreement provides that Sponsor agrees, among other things, (i) to vote in favor of the proposed transactions contemplated by the Merger Agreement, (ii) to appear at the special meeting of the stockholders of the Company for purposes of constituting a quorum, (iii) to vote against any proposals that would materially impede the proposed transactions contemplated by the Merger Agreement, (iv) to not redeem any Company Common Stock held by it that may be redeemed and (v) to waive any adjustment to the conversion ratio set forth in Company’s amended and restated certificate of incorporation with respect to the Class B common stock of the Company held by the Sponsor, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement. The Sponsor Support Agreement remains in full force and effect.

A copy of the Sponsor Support Agreement is filed with this Current Report as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference thereto.

Amended and Restated Registration Rights Agreement

The Merger Agreement contemplates that, at the Closing, the Company, the Sponsor and certain significant Holders (as defined therein) will enter into an amended and restated registration rights agreement (the “Registration Rights Agreement”), which, among other things, will provide for the registration of certain shares of Company Common Stock held by Sponsor and such significant Holders for resale.

Lock-Up Agreement

The Merger Agreement contemplates that, on or before the Closing, the Company and certain security holders, as applicable, shall enter into a Lock-Up Agreement in the form agreed between the Company and Longevity.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

The Exhibit Index is incorporated by reference herein.

(d) Exhibits:

Exhibit	Description
2.1*	Amended and Restated Agreement and Plan of Merger, dated August 6, 2025, by and among the FutureTech II Acquisition Corp., Longevity Biomedical Holdings Corp., LBH Merger Sub, Inc., Longevity Biomedical Inc. and Andrew Leo, solely in the capacity as seller representative
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain exhibits and schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. FutureTech II Acquisition Corp. agrees to furnish supplementally a copy of any omitted schedules to the U.S. Securities and Exchange Commission upon request.

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No Offer or Solicitation

This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Current Report does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking Statements

Certain statements included in this Current Report are not historical facts but are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, expectations related to the terms, satisfaction of conditions precedent and timing of the Business Combination. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of the Company’s and the Longevity’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company and Longevity. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required stockholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination; failure to realize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to the Company and Longevity; risks and costs relating to the regulatory approvals and compliance applicable to Longevity’s products; the Company’s or Longevity’s ability to obtain sufficient working capital; the Company’s and Longevity’s level of indebtedness; Longevity’s ability to successfully and timely acquire, develop, sell and expand its technology and products, and otherwise implement its growth strategy; risks relating to the Company’s and Longevity’s operations and business, including information technology and cybersecurity risks; risks related to the loss of requisite licenses; risks relating to potential disruption of current plans, operations and infrastructure of Longevity as a result of the announcement and consummation of the Business Combination; risks that Longevity is unable to secure or protect its intellectual property; risks that the combined company experiences difficulties managing its growth and expanding operations; the ability to compete with existing or new companies that could slow the development of Longevity’s products or cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share; the amount of redemption requests made by the Company’s shareholders; the impact of the COVID-19 pandemic; the ability to successfully select, execute or integrate future acquisitions into the business, which could result in material adverse effects to operations and financial conditions; and those factors discussed in the sections entitled “Risk Facstors” and “Special Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the rear ended December 31, 2024 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, and in those documents that the Company has filed, or will file, with the U.S. Securities and Exchange Commission (the “SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither the Company nor Longevity presently know or that the Company and Longevity currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s and Longevity’s expectations, plans or forecasts of future events and views as of the date of this Current Report. The Company and Longevity anticipate that subsequent events and developments will cause the Company’s and Longevity’s assessments to change. However, while the Company and Longevity may elect to update these forward-looking statements at some point in the future, the Company and Longevity specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s and Longevity’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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Important Information for Investors and Stockholders

The Business Combination will be submitted to shareholders of the Company for their consideration and approval at a special meeting of shareholders. The Company and Longevity have prepared a Registration Statement that has been filed with the SEC by the Company, which includes a preliminary and definitive proxy statements to be distributed to the Company’s shareholders in connection with the Company’s solicitation for proxies for the vote by the Company’s shareholders in connection with the Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to the Company’s shareholders and certain of the Company’s equity holders in connection with the completion of the Business Combination. After the Registration Statement has been filed and declared effective, the Company will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Business Combination. The Company’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about the Company, Longevity and the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

The Company and Longevity and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the Company’s directors and executive officers in Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K filed with the SEC on April 9, 2025. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s shareholders in connection with the Business Combination, including a description of their direct and indirect interests, which may, in some cases, be different than those of the Company’s shareholders generally, will be set forth in the Registration Statement. Shareholders, potential investors and other interested persons should read the Registration Statement carefully when it becomes available before making any voting or investment decisions.

This Current Report is not a substitute for the Registration Statement or for any other document that the Company may file with the SEC in connection with the potential Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTURETECH II ACQUISITION CORP.
Dated: August 12, 2025
	By:	/s/ Ray Chek
	Name:	Ray Chen
	Title:	Chief Executive Officer

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